SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-A/A

                                 AMENDMENT NO. 1

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            TAKE TO AUCTION.COM, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Florida                                    65-0924433
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 (State of incorporation or organization)               (IRS Emp.I.D.No.)

       5555 Anglers Avenue, Suite 16, Fort Lauderdale, Florida     33312
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             (Address of principal executive offices)            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                  Common Stock
                         ------------------------------
                                (Title of class)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                           ---------------------------
                                (Title of class)

Item 1.   Description of Registrant's Securities to be Registered.

         The description (the "Description") of the Registrant's Common Stock, par value $.001 per share (the "Common Stock"), set forth under the caption "Description of Capital Stock" of the Registrant's Form S-1 Registration Statement (File No. 333-91177) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on November 17, 1999, is hereby incorporated by reference. Any subsequent amendment to the Registration Statement or any report filed with the Commission for the purpose of updating the Description and any description of the Common Stock set forth under the caption "Description of Capital Stock" in the Prospectus to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement are deemed to be incorporated herein by reference.

Item 2.  Exhibits.

Exhibit No.                         Description
-----------                         -----------

   1.1         Amended and Restated Articles of Incorporation of Registrant*

   2.1         Amended and Restated Bylaws of Registrant**

   3.1         Specimen Common Stock Certificate***

--------------

*Incorporated by reference to Exhibit 3.01 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.

**Incorporated by reference to Exhibit 3.02 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.

***Incorporated by reference to Exhibit 4.01 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrant:       TAKE to AUCTION.COM, INC.
                  -------------------------------------

Date:             May 25, 2000
                  -------------------------------------

By:               /s/ Albert Friedman
                  -------------------------------------

Name:             Albert Friedman
                  -------------------------------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   1.1 Amended and Restated Articles of Incorporation of Registrant*

   2.1                Amended and Restated Bylaws of Registrant**

   3.1                Specimen Common Stock Certificate***

--------------

*Incorporated by reference to Exhibit 3.01 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.

**Incorporated by reference to Exhibit 3.02 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.

***Incorporated by reference to Exhibit 4.01 to the Registrant's Registration Statement on Form S-1 (File No. 333-91177) filed with the Commission on November 17, 1999, as amended from time to time.